TOUCH-TONE TELEPHONE VOTING SCRIPT
                         EXPECTED MAIL DATE: 04/18/2009
                 MEETING DATE: July 2, 2009 8:30 am Arizona Time
                   TEST CONTROL NUMBER (s):
                   ------------------------------------------
                        TEST SECURITY CODE (s):

WHEN CONNECTED TO THE TOLL-FREE  NUMBER  1-866-241-6192,  THE  SHAREHOLDER  WILL
HEAR:

"Welcome! Please enter the 14 digit number located in the shaded box on your proxy card."

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

"This is the automated telephone voting site for the Special Meeting of Shareholders of the Vanguard Funds."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now." "To vote on EACH PROPOSAL SEPARATELY, press 0 now."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

"Your vote will be saved automatically should you decide to hang up during vote playback." "Your vote has been cast as follows, "You have voted as THE BOARD RECOMMENDED."

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled."      "To enter another vote, press 1 now."     "To end this call, press 0 now."


IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved."         "To enter another vote, press 1 now."      "To end this call press 0 now."



If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"Proposal 1:                    To vote FOR ALL nominees, press 1.              To WITHHOLD from all nominees, press 9.
                                        -------                                    --------

                                To WITHHOLD FROM AN INDIVIDUAL nominee press 0."
                                   ---------------------------

IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:

"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for."

"Press 0, if you have completed voting on nominees"

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:

"Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees."

IF THE SHAREHOLDER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR:

"Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES"

--------------------------------------------------------------------------------
*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

"Proposal 2a:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"



IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

"Proposal 2b:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"



IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

"Proposal 2c:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

"Proposal 2d:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

"Proposal 2e:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"


IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

"Proposal 2f:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"


IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

"Proposal 2g:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

"Proposal 3:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"


IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:


"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL HOLDINGS and PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"Your vote will be saved automatically should you decide to hang up during vote playback." "Your vote has been cast as follows (vote for each proposal and holding are given)."

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."      "To enter another vote, press 1 now."     "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."         "To enter another vote, press 1 now."      "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

Call is terminated.

                       TOUCH-TONE TELEPHONE VOTING SCRIPT
                          EXPECTED MAIL DATE: 04/18/09
                 MEETING DATE: July 2, 2009 8:30 am Arizona Time
                   TEST CONTROL NUMBER (s):
                   ------------------------------------------
                        TEST SECURITY CODE (s):

WHEN CONNECTED TO THE TOLL-FREE  NUMBER  1-866-235-4258,  THE  SHAREHOLDER  WILL
HEAR:

"Welcome! Please enter the 14 digit number located in the shaded box on your voting instruction card."

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your voting instruction card

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

"This is the automated telephone voting site for the Special Meeting of Shareholders of The Vanguard Variable Insurance Fund."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now." "To vote on EACH PROPOSAL SEPARATELY, press 0 now."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

"Your vote will be saved automatically should you decide to hang up during vote playback." "Your vote has been cast as follows, "You have voted as THE BOARD RECOMMENDED."

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled."      "To enter another vote, press 1 now."     "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved."         "To enter another vote, press 1 now."      "To end this call press 0 now."



If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:



"Proposal 1:                    To vote FOR ALL nominees, press 1.              To WITHHOLD from all nominees, press 9.
                                        -------                                    --------

                            To WITHHOLD FROM AN INDIVIDUAL nominee press 0."
                               ---------------------------


IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:

"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for."

"Press 0, if you have completed voting on nominees"

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:

"Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees."

IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR:

"Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES"

--------------------------------------------------------------------------------
*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*


"Proposal 2a:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"



IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #7:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #8:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #9:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #10:    To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."



--------------------------------------------------------------------------------

"Proposal 2b:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"



IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #7:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #8:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #9:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #10:    To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

"Proposal 2c:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"


IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #7:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #8:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #9:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #10:    To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

"Proposal 2d:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"


IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:


"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #7:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #8:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #9:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #10:    To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."


"Proposal 2e:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"


IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #7:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #8:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #9:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #10:    To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."


"Proposal 2f:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"


IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #7:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #8:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #9:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #10:    To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

--------------------------------------------------------------------------------

"Proposal 2g:          To vote FOR ALL press 1.               To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"


IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #7:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #8:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #9:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #10:    To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."


IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."      "To enter another vote, press 1 now."     "To end this call, press 0 now."


IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."         "To enter another vote, press 1 now."      "To end this call press 0 now."


If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

Call is terminated.

HARD COPY LETTER TO JOINT ACCOUNTS


April 2009


Dear Vanguard Shareholders,

We recently sent an e-mail to the person named first in your Vanguard joint account, explaining that you can now vote on important proposals presented in a proxy by the trustees of Vanguard's funds. As noted in the e-mail, the first listed account owner can log on to Vanguard.com and go to "My messages" to read a secure message about the proxy statement. The message describes how votes can be registered on behalf of your account.

We encourage joint owners to discuss how they wish to vote on the proposals. All joint account owners have equal rights in deciding how to vote.

You can vote on the proposals because you owned shares in one or more Vanguard funds on the "record date" of April 6, 2009. We encourage you to cast a vote, even if you sell any of your shares after that date. No matter how many shares you own, your vote is important.

If you have any questions about the proxy, please call 800-822-8978.

Thank you in advance for voting.

Sincerely,



F. William McNabb III
President and Chief Executive Officer






For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.


(C) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

HARD COPY LETTER TO CO-TRUSTEES


April 2009


Dear Vanguard Clients,

We recently sent an e-mail to the trustee named first in the Vanguard account for which you are named as a trustee. The e-mail explained that you can now vote on important proposals presented in a proxy by the trustees of Vanguard's funds. As noted in the e-mail, the first listed trustee can log on to Vanguard.com and go to "My messages" to read a secure message about the proxy statement. The message describes how votes can be registered on behalf of the account.

We encourage all account trustees to discuss how they wish to vote on the proposals. All trustees have equal rights in deciding how to vote.

You can vote on the proposals because you were listed as a trustee for an account that owned shares in one or more Vanguard funds on the "record date" of April 6, 2009. We encourage you to cast a vote, even if any of the shares are sold after that date. No matter how many shares are owned, your vote is important.

If you have any questions about the proxy, please call 800-822-8978.

Thank you in advance for voting.

Sincerely,



F. William McNabb III
President and Chief Executive Officer






For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.


(C) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

PROXY EFFECTIVE COMMUNICATION FOR CONSULTANTS          FINAL DRAFT: 4-7-2009



SUBJECT: VANGUARD FUND SHAREHOLDERS ENCOURAGED TO VOTE ON PROPOSALS

Dear #First Name#:

We are writing to notify you that Vanguard will send a proxy statement presenting three proposals to its fund shareholders on or after April 9, 2009. Any person or entity that owns shares of a Vanguard(R) fund on the "record date," which is April 6, 2009, may vote on the proposals, even if that shareholder later sells those shares.

A core part of the proxy statement is a proposal to update and standardize your funds' investment policies to allow Vanguard to serve your needs most effectively. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds.

The proxy statement explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009.

We encourage our investors to exercise their rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting their vote.

For more information about the proxy, please go to:
--------------------------------------------------------------------------------
www.vanguard.com/proxy
--------------------------------------------------------------------------------

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your relationship manager.

#RM_Name#
#RM_Title#
#RM_Phone#
#RM_Ext#
#RM_Email#

R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

--------------------------------------------------------------------------------

-----------------------------------------
Legal notices and E-mail administration
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.




(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt



455 Devon Park Drive | Wayne, PA 19087-1815 |

PROXY EFFECTIVE COMMUNICATION FOR EMG          FINAL DRAFT: 4-7-2009



SUBJECT: VANGUARD FUND SHAREHOLDERS ENCOURAGED TO VOTE ON PROPOSALS

Dear #First Name#:

We are writing to notify you, as a shareholder, that Vanguard will send a proxy statement presenting three proposals to its fund shareholders on or after April 9, 2009. If you own shares of a Vanguard(R) fund on the "record date," which is April 6, 2009, you may vote on the proposals, even if you later sell those shares.

A core part of the proxy statement is a proposal to update and standardize your funds' investment policies to allow Vanguard to serve your needs most effectively. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds.

The proxy statement explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009.

As we mentioned in a previous letter, we're encouraging all Vanguard fund shareholders to exercise their rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

For more information about the proxy, please go to:
--------------------------------------------------------------------------------
www.vanguard.com/proxy
--------------------------------------------------------------------------------

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your relationship manager.

#RM_Name#
#RM_Title#
#RM_Phone#
#RM_Ext#
#RM_Email#

R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

------------------------------------------------------------------------
-----------------------------------------
| Legal notices and E-mail administration
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 |

PROXY EFFECTIVE COMMUNICATION FAS



April 20, 2009


VANGUARD MAILS PROXY STATEMENT


Dear [insert contact name],

We are writing to notify you that Vanguard will send a proxy statement presenting three proposals to its fund shareholders on or after April 20, 2009. Any person or entity that owns shares of a Vanguard(R) fund on the record date, which is April 6, 2009, may vote on the proposals, even if that shareholder later sells those shares.

A core part of the proxy statement is a proposal to update and standardize the funds' investment policies to allow Vanguard to serve client needs most effectively. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds.

The proxy statement explains how shareholders can vote on the proposals, whether via Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009.

We encourage all clients to exercise their rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting a vote.

For more information about the proxy, please go to:
[www.vanguard.com/proxy] make link
 ----------------------

If you or your clients have any questions regarding the proxy, please refer to Vanguard proxy information [make this a link to www.vanguard.com/proxy] on our website or contact the Vanguard Financial Advisor Services sales desk at 800-997-2798.

Sincerely,

[signature here]

R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

-----------------------------------------
| Legal notices and E-mail administration |
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit advisors.vanguard.com, or call 800-997-2798, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.advisors.vanguard.com

PROXY EFFECTIVE COMMUNICATION FOR IAM CS             FINAL DRAFT: 4-7-2009


SUBJECT: VANGUARD FUND SHAREHOLDERS ENCOURAGED TO VOTE ON PROPOSALS

Dear #First Name#:

We are writing to notify you, as a shareholder, that Vanguard will send a proxy statement presenting three proposals to its fund shareholders on or after April 9, 2009. If you own shares of a Vanguard(R) fund on the "record date," which is April 6, 2009, you may vote on the proposals, even if you later sell those shares.

A core part of the proxy statement is a proposal to update and standardize your funds' investment policies to allow Vanguard to serve your needs most effectively. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds.

The proxy statement explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009.

As we mentioned in a previous letter, we're encouraging all Vanguard fund shareholders to exercise their rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

For more information about the proxy, please go to:
--------------------------------------------------------------------------------
www.vanguard.com/proxy
--------------------------------------------------------------------------------

Participant-voted employer plans should contact their recordkeeper, trustee or Vanguard relationship manager for directions on voting.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your relationship manager.

#RM_Name#
#RM_Title#
#RM_Phone#
#RM_Ext#
#RM_Email#

R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

------------------------------------------------------------------------

-----------------------------------------
Legal notices and E-mail administration
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 |

PROXY EFFECTIVE COMMUNICATION FOR IAM OPS            FINAL DRAFT: 4-7-2009


SUBJECT: VANGUARD FUND SHAREHOLDERS ENCOURAGED TO VOTE ON PROPOSALS

Dear #First Name#:

We are writing to notify you, as a shareholder, that Vanguard will send a proxy statement presenting three proposals to its fund shareholders on or after April 20, 2009. If you own shares of a Vanguard(R) fund on the "record date," which is April 6, 2009, you may vote on the proposals, even if you later sell those shares.

A core part of the proxy statement is a proposal to update and standardize your funds' investment policies to allow Vanguard to serve your needs most effectively. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds.

The proxy statement explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009.

As we mentioned in a previous letter, we're encouraging all Vanguard fund shareholders to exercise their rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

For more information about the proxy, please go to:

--------------------------------------------------------------------------------
www.vanguard.com/proxy
--------------------------------------------------------------------------------

Participant-voted employer plans should contact their recordkeeper, trustee or Vanguard relationship manager for directions on voting.

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact our Operations Department by phone, 800-950-0053, or e-mail, iam@vanguard.com.

R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group



------------------------------------------------------------------------

-----------------------------------------
Legal notices and E-mail administration
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 |

PROXY EFFECTIVE COMMUNICATION FOR VANGUARD INTERNATIONAL - NON-CHILE CLIENTS FINAL DRAFT: 4-7-2009



SUBJECT: VANGUARD FUND SHAREHOLDERS ENCOURAGED TO VOTE ON PROPOSALS


We are writing to notify you, as a shareholder, that Vanguard will send a proxy statement presenting three proposals to its fund shareholders on or after April 9, 2009. If you own shares of a Vanguard(R) fund on the "record date," which is April 6, 2009, you may vote on the proposals, even if you later sell those shares.

A core part of the proxy statement is a proposal to update and standardize your funds' investment policies to allow Vanguard to serve your needs most effectively. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds.

The proxy statement explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009.

As we mentioned in a previous letter, we're encouraging all Vanguard fund shareholders to exercise their rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

For more information about the proxy, please go to:

--------------------------------------------------------------------------------
www.vanguard.com/proxy
--------------------------------------------------------------------------------

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact our Operations Department by phone, ##, or e-mail, ##.


James M. Norris

-----------------------------------------------------------------------

-----------------------------------------
Legal notices and E-mail administration
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

This information is intended for investors outside the United States. The information contained herein does not constitute an offer or solicitation and may not be treated as an offer or solicitation in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so.


(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.vanguard.com

PROXY EFFECTIVE COMMUNICATION FOR VANGUARD INTERNATIONAL CHILE CLIENTS

FINAL DRAFT: 4-7-2009


SUBJECT: VANGUARD FUND SHAREHOLDERS ENCOURAGED TO VOTE ON PROPOSALS


We are writing to notify you, as a shareholder, that Vanguard will send a proxy statement presenting three proposals to its fund shareholders on or after April 9, 2009. If you own shares of a Vanguard(R) fund on the "record date," which is April 6, 2009, you may vote on the proposals, even if you later sell those shares.

A core part of the proxy statement is a proposal to update and standardize your funds' investment policies to allow Vanguard to serve your needs most effectively. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds.

The proxy statement explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009.

As we mentioned in a previous letter, we're encouraging all Vanguard fund shareholders to exercise their rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

For more information about the proxy, please go to:

--------------------------------------------------------------------------------
www.vanguard.com/proxy
--------------------------------------------------------------------------------

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact our Operations Department by phone, ##, or e-mail, ##.


James M. Norris

---------------------------------------------------------------------

-----------------------------------------
Legal notices and E-mail administration
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

mailto:UnsubIIG@investments.evanguard.com?Subject=Opt_out

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

This information is intended for investors outside the United States. The information contained herein does not constitute an offer or solicitation and may not be treated as an offer or solicitation in any jurisdiction where such an offer or solicitation is against the law, or to anyone to whom it is unlawful to make such an offer or solicitation, or if the person making the offer or solicitation is not qualified to do so.

VANGUARD'S INVESTMENT MANAGEMENT SERVICES ARE PROVIDED OUTSIDE OF CHILE. THE PRODUCTS DESCRIBED HEREIN HAVE NOT BEEN REGISTERED (OTHER THAN BY THE CCR), APPROVED OR DISAPPROVED IN CHILE AND ARE NOT REGISTERED IN THE SVS SECURITIES REGISTRY. THE PRODUCTS DESCRIBED HEREIN ARE NOT GOVERNED BY CHILEAN PUBLIC OFFER RULES. THE INFORMATION CONTAINED HEREIN CONSTITUTES AN OFFER MADE ON A ONE-ON-ONE BASIS AND DOES NOT CONSTITUTE A PUBLIC OFFER OF FOREIGN SECURITIES IN CHILE.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 | www.vanguard.com

PROXY EFFECTIVE COMMUNICATION FOR IRPS               FINAL DRAFT: 4-7-2009


SUBJECT: VANGUARD FUND SHAREHOLDERS ENCOURAGED TO VOTE ON PROPOSALS

Dear #First Name#:

Vanguard will be sending a proxy statement presenting three proposals to its fund shareholders as of a "record date" of April 6, 2009. We will be sending the proxy proposals based on the voting rights for your plan(s). Any plan or participant that owns shares of a Vanguard(R) fund on the record date may vote on the proposals, even if that shareholder later sells those shares.

A core part of the proxy statement is a proposal to update and standardize your funds' investment policies to allow Vanguard to serve your needs most effectively. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds.

The proxy statement explains how shareholders can vote on these proposals, whether on the Internet, by phone, by mail, or by attending a special meeting of Vanguard fund shareholders on July 2, 2009.

As we mentioned in a previous letter, we're encouraging all Vanguard fund shareholders to exercise their rights concerning the governance of Vanguard funds by reviewing the proxy statement and then casting your vote. If you are not the correct person to take action on the proxy statement, please forward this communication to the appropriate individual within your organization.

For more information about the proxy, please go to:

--------------------------------------------------------------------------------
www.vanguard.com/proxy
--------------------------------------------------------------------------------

Thank you in advance for your prompt attention to the proxy. If you have any questions, please contact your relationship manager.

#RM_Name#
#RM_Title#
#RM_Phone#
#RM_Ext#
#RM_Email#



R. Gregory Barton
Managing Director
Vanguard Institutional Investor Group

------------------------------------------------------------------------
-----------------------------------------
Legal notices and E-mail administration
-----------------------------------------

We are sending this e-mail to let you know about fund changes that may affect you. If you don't want to receive e-mails about investment topics, please send an e-mail to:

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

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Copies of the final proxy statement can be obtained from The Vanguard Group, once it is available. Please note that a preliminary proxy statement is subject to change.

(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature. Confidentiality statement: http://www.vanguard.com/visit/instlconfidentialstmt

455 Devon Park Drive | Wayne, PA 19087-1815 |

AMS EFFECTIVE DATE AWARENESS COMMUNICATION
APRIL 2009



[Client name]
[Field 1]
[Field 2]
[Field 3]
[Field 4]
[Field 5]




Dear [Client's Name]:

Vanguard sent a proxy statement presenting three proposals to its fund shareholders on April 18, 2009. For Vanguard accounts which are not managed by Vanguard Asset Management Services ("AMS"), any person or entity that owns shares of a Vanguard(R) fund on the "record date," which is April 6, 2009, may vote on the proposals, even if that shareholder later sells those shares.

For accounts managed by AMS or accounts where Vanguard National Trust Company serves as trustee, AMS will vote proxies on behalf of our clients as part of the services provided and in accordance with our fiduciary and contractual responsibilities.

A core part of the proxy statement is a proposal to update and standardize your funds' investment policies to allow Vanguard to serve your needs most effectively. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds.

For more information about the proxy, please go to:
[link to www.vanguard.com/proxy]
 ----

If you have any questions, or would like to discuss the proxy vote in more detail, please call your investment manager at 800-567-5163.

Sincerely,






Martin J. Riehl
Principal
Vanguard Asset Management Services







Vanguard Asset Management Services are provided by Vanguard National Trust Company, which is a federally chartered, limited-purpose trust company operated under the supervision of the Office of the Comptroller of the Currency.

(C) 2009 The Vanguard Group, Inc. All rights reserved.

IN THE VANGUARD ARTICLE

VANGUARD SCHEDULES VOTE
OF SHAREHOLDERS

Shareholders will vote on a number of proposals affecting the Vanguard funds at a special meeting to be held on July 2, 2009, at Vanguard's offices in Scottsdale, Arizona. The funds are asking shareholders to elect fund trustees and to approve certain changes in fund governance.

Such a vote is commonly called a proxy, because shareholders who don't plan to attend the meeting in person can choose to give Vanguard's management their "proxy," which is the right to vote on the shareholders' behalf. Every vote is important, so please be sure to review your proxy statement and respond as soon as possible if you haven't done so already.

A core part of the proxy statement is intended to standardize the funds' investment policies, some of which had become outdated or inconsistent. Standardizing the policies would not change any fund's investment goals or strategies, but would allow Vanguard to serve shareholders' needs more efficiently and cost-effectively.

Another proposal asks shareholders to elect trustees for all Vanguard funds. Eight of the ten nominees are independent of Vanguard's management, and all but one of the eight already serve as trustees of the funds. The two "inside" nominees are John J. Brennan (Vanguard's chairman and former chief executive officer) and F. William McNabb (our president and current CEO).

Also, the trustees are recommending that shareholders of certain funds vote against a shareholder proposal. The trustees believe that this proposal duplicates existing Vanguard procedures.

Anyone who owned shares of a Vanguard fund on the "record date," which was April 6, 2009, gets to vote--even if that person later sold those shares.


WHY YOUR VOTE IS SO IMPORTANT

Even if you have only a few shares of a fund, we encourage you to take the time to vote. Your vote does make a difference.

If many shareholders choose not to vote, the funds might not receive enough votes to reach a quorum and conduct the shareholder meeting in July. If that appears likely to happen, the funds will have to send additional mailings to shareholders to try to get more votes--a process that would be very costly for the funds and thus for you as a fund shareholder.

Your vote will count toward reaching a quorum no matter how you cast it--whether you are in favor of or opposed to the proposals on the ballot. We encourage you to vote as soon as possible to make sure that your fund receives enough votes to act on the proposals. The final opportunity to cast your vote is at the shareholder meeting on July 2.

--------------------------------------------------------------------------------
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com/vanguard.
Follow the on-screen instructions.
[COMPUTER ICON]


VOTE BY PHONE
Call the phone number
indicated on your proxy
or voting instruction card.
Follow the recorded instructions.
[PHONE ICON]


VOTE BY MAIL
Vote, sign, and date the
proxy card and return in the
postage-paid envelope.
[MAIL BOX ICON]


VOTE IN PERSON
Time: 8:30 a.m. (local
AZ time). Attend the
Shareholder Meeting at Vanguard,
14321 N. Northsight Blvd.,
Scottsdale, AZ 85260
(11/2 miles from Scottsdale
Airpark) on July 2, 2009.
--------------------------------------------------------------------------------

Title:  2009 Proxy Overview

SLIDE 1: THREE PROPOSALS FOR THE 2009 PROXY

--------------------------------------------------------------------------------
Proposal                               Applicability        Recommended Vote
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. Elect trustees for each fund.      All Vanguard funds    Each fund's board of
                                                            trustees recommends
                                                            that you vote "for"
                                                            each of the nominees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2.  Update and                        All Vanguard funds    Each fund's board of
    standardize fundamental                                 trustees recommends
    policies for each fund.                                 that you vote "for"
    a. Proposal and selling real estate                     Proposals 2a through
    b. Issuing senior securities                            2g.
    c. Borrowing money
    d. Making loans
    e. PUrchasing and selling commodities
    f. Concentrating investments in a particular
       industry or group of industries
    g. To eliminate outdated fund policies not
       required by law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. Institute procedures to prevent   Only to the 30 funds    Each fund's
   holding investments in companies  referenced in certain   board of trustees
   that, in the judgment of          shareholder proponents' recommendeds that
   the Board, substantially          sybmissions             you vote "against"
   contribute to genocide or crimes                          Proposal 3.
   against humanity, the most
   egregious violations of human rights
--------------------------------------------------------------------------------

SLIDE 2 - PROPOSAL 1: ELECTION OF TRUSTEES FOR ALL FUNDS


o Federal law requires that shareholders elect a fund's board of trustees under certain circumstances.

o The law permits a fund's board to fill board vacancies only if, immediately after filling the vacancy, at least two-thirds of the trustees were elected by shareholders.

o Currently Vanguard funds have nine trustees; six elected by shareholders and three appointed by the board.

o Vanguard is at the two-thirds threshold for board-appointed trustees and is unable to appoint new trustees

SLIDE 3 - PROPOSAL 1: ELECTION OF TRUSTEES FOR ALL FUNDS

Nominees to the board
Interested trustees:

-        John J. Brennan (Current Trustee)
-        F. William McNabb III (Nominee)

Independent trustees:
-        Charles D. Ellis (Current Trustee)
-        Emerson U. Fullwood (Current Trustee)
-        Rajiv L. Gupta (Current Trustee)
-        Amy Gutmann (Current Trustee)
-        JoAnn Heffernan Heisen (Current Trustee)
-        Andre F. Perold (Current Trustee)
-        Alfred M. Rankin, Jr. (Current Trustee)
-        Peter F. Volanakis (Nominee)

SLIDE 4 - PROPOSAL 2: UPDATE AND STANDARDIZE ALL FUNDS' FUNDAMENTAL INVESTMENT POLICIES


o    Fundamental policies may only be changed by obtaining shareholder approval.

o Vanguard funds currently have varying policies that differ from fund to fund

SLIDE 5 - PROPOSAL 2: UPDATE AND STANDARDIZE ALL FUNDS' FUNDAMENTAL INVESTMENT POLICIES

o Adopt a uniform, yet comprehensive, set of updated fundamental policies for all Vanguard funds that conform to the standards that Congress and the U.S. Securities and Exchange Commission (SEC) have established for mutual funds.

o    The objective:

     - Simplify compliance monitoring and provide additional flexibility for the funds.

     - Manage costs associated with fund oversight by avoiding costly proxies in the future in response to regulatory changes.

SLIDE 6 - PROPOSAL 2: UPDATE AND STANDARDIZE ALL FUNDS' FUNDAMENTAL INVESTMENT POLICIES

The revised policies . . .

     - Will be consistent with the bounds of prudence and safety established by law.

     -    Will  enhance   Vanguard's   ability  to  manage  the  funds'   assets
          efficiently  and   effectively  in  changing   regulatory  and  market
          environments.

     - Will remove several fundamental policies that are not required by law or are more restrictive than the law requires.

     -    Are designed for the protection of the underlying shareholder.

SLIDE 7 - PROPOSAL 2: UPDATE AND STANDARDIZE ALL FUNDS' FUNDAMENTAL INVESTMENT POLICIES

Proposed standardized fundamental policies

     a.   Purchasing and selling real estate.

     b.   Issuing senior securities.

     c.   Borrowing money.

     d.   Making loans.

     e.   Purchasing and selling commodities.

     f. Concentrating investments in a particular industry or group of industries.

     g.   To eliminate outdated fundamental policies not required by law.

SLIDE 8 - PROPOSAL 3: SHAREHOLDER PROPOSAL

o Certain shareholders have proposed that Vanguard institute procedures for 30 funds to prevent investing in companies that, in the judgment of the Board of Trustees, substantially contribute to genocide or crimes against humanity.

o The Board has already adopted a policy that requires Vanguard to provide regular reporting on portfolio companies whose direct involvement in crimes against humanity or patterns of egregious abuses of human rights would warrant engagement or potential divestment.

SLIDE 9 - PROPOSAL 3: SHAREHOLDER PROPOSAL

o The shareholder proposal and Vanguard's existing policy are similar. However, the existing policy affects all 157 of our funds, well beyond the 30 funds subject to the proposal.

o As a fiduciary, Vanguard is required to manage funds in the best interests of shareholders and maximize returns to help them meet their financial goals.

o Ultimately, the Trustees' judgment on the issues and actions regarding specific companies may differ from that of special interest groups and other institutions.

SLIDE 10 - SUMMARY OF PROPOSALS AND RECOMMENDED VOTES

1.   Elect board of trustees:  Vote "for"

2.   Standardize fundamental investment policies: Vote "for"

3.   Shareholder proxy: Vote "against"

SLIDE 11 - PLEASE VOTE!

o    All shareholders of record on April 6, 2009, will receive a ballot

o Exercise your organization's rights concerning the governance of Vanguard funds.

o    Every shareholder's vote is important.

o    For more information go to:

                  www.vanguard.com/proxy
                  ----------------------

o    Voting options are listed on your ballot(s).

o    Every vote is confidential.

SLIDE 12 - APPENDIX

PROPOSAL 2 - UPDATE AND STANDARDIZE THE FUNDS' FUNDAMENTAL POLICIES

         2a. Purchasing and selling real estate
         2b. Issuing senior securities
         2c. Borrowing money
         2d. Making loans
         2e. Purchasing and selling commodities
         2f. Concentrating investments in a particular industry or
             group of industries
         2g. To eliminate outdated fundamental policies not required by law

VANGUARD'S VIEW: SOCIAL CONCERNS AND INVESTING

APPENDIX

SLIDE 13- 2A. TO AMEND THE FUNDAMENTAL POLICY ON PURCHASING AND SELLING REAL ESTATE

o Proposed Policy: The Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

o    Comparison to existing policy:

     - The proposed policy differs from the exiting policy for select funds in that it:

o Permits a fund to own real estate acquired as a result of ownership of securities or other instruments

o Does not prohibit investment in real estate investment trust (REIT) securities

     - For the REIT Index Fund, the proposed policy is more restrictive than the existing policy in that it prohibits direct investment in real estate

     - Overall, the differences between the proposed and existing policy are minimal and in Vanguard's view these differences do not affect the funds' risk profile

o The funds do not intend to change their approach to investing in real estate in response to the modification of the real estate policy.

SLIDE 14- 2B. TO AMEND THE FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES

A senior security is any security that gives its holder a priority claim on the assets of, or dividends paid by, a fund.

o Proposed Policy: The Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

o The 1940 Act generally prohibits mutual funds from issuing senior securities, but the SEC takes the position that instruments and strategies that otherwise might be considered senior securities will not be so considered if the fund uses certain protective techniques.

o    Comparison to existing policy:

- The proposed fundamental policy on issuing senior securities is essentially identical to the various versions of the policy, with two very minor exceptions.

1.   Clarifies guidance and rules provided by the SEC, not just the 1940 Act.

2. Clarifies how bond index funds may use senior securities in tandem with protective techniques

- The differences between the proposed and existing policies are minimal and in Vanguard's view these differences do not affect the funds' risk profile, for all but seven funds. The proposed changes would allow six bond index funds and the Capital Opportunity Fund to take advantage of future changes to the regulations governing the issuance of senior securities.

o The funds have no intention to change their approach to issuing senior securities in response to the modification of the policy.

SLIDE 15- 2C. TO AMEND THE FUNDAMENTAL POLICY ON BORROWING MONEY

o Proposed Policy: The Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

o The 1940 Act imposes certain limitations on the borrowing activities of mutual funds. These limitations protect shareholders in two ways:

     -    Limits on borrowing limit priority claims

     -    Limits on borrowing limit leverage

o    Comparison to existing policies:

     - For many funds there is no material difference between the proposed policy and the existing policy. However, for some funds, the proposed policy would permit a fund to borrow more than it could under the existing policy. If the fund did borrow more, it would be subject to a greater degree of risk, including the possibility of lower performance (if the return on the borrowed money is less than the interest cost on the borrowing) and greater volatility (if the borrowing is used for leverage). That said, merely modifying the borrowing policy, without changing a fund's borrowing activities, will not affect a fund's risk profile.

o The funds do not intend to change their borrowing activities in response to the modification of the policy.

SLIDE 16- 2D. TO AMEND THE FUNDAMENTAL POLICY ON MAKING LOANS


o Proposed Policy: The Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

o The 1940 Act generally does not restrict a mutual fund's ability to make loans, except that the Act prohibits a fund from lending money or other property to affiliated persons.

o Like other mutual fund families, the funds are permitted to lend money or other property primarily in four ways:

     -    by purchasing bonds and other fixed income instruments;

     -    by  entering  into  repurchase   agreements   (which  is  economically
          equivalent to a short-term loan);

     -    by lending its portfolio securities; and

     -    through an inter-fund lending program permitted under an SEC order.


o    Comparison to existing policy:


     - The existing policies limit the methods by which a fund may make loans; the proposed policy permits a fund to make any loan permitted by law.

     - The existing policies also often limit the amount a fund can lend to a specific amount, while the proposed policy contains no comparable limitation. The proposed policy does, however, clarify that loans will remain subject to all legal limits and restrictions.

     - In our view, these differences do not affect the fund's risk profile. Funds do not intend to change their lending activities in response to modification of the policy.



SLIDE 17- 2E. TO AMEND THE FUNDAMENTAL POLICY ON PURCHASING AND SELLING COMMODITIES

o Proposed Policy: The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds.

o The 1940 Act and the Internal Revenue Code contain provisions that limit how much a mutual fun can invest in commodities

o    Comparison to existing policy:

     - The proposed policy would permit a fund to invest in any commodity, not just those identified specifically in the existing policies, and would permit a fund to invest more of its assets in commodities than it could under the existing policies

     - The proposed policy would enable the STAR Fund to optimize returns by using futures (a commodity) to gain exposure to the equity and fixed income markets without regularly buying and selling shares of its underlying mutual fund holdings to maintain its target allocation/manage cash flow

o    The funds (with the exception of STAR Fund as noted above) do not intend to
     change  their   approach  to  investing  in   commodities  in  response  to
     modification in this policy.

SLIDE 18- 2F. TO AMEND THE FUNDAMENTAL POLICY ON CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES

o Proposed policy: Adopt revised policies on industry concentration defined by five versions:

     -    Three versions relate to funds other than money market funds

     i.   Funds that concentrate
     ii.  Funds (other then index funds) that do not concentrate
     iii. Index funds that concentrate

     -    Two versions relate to money market funds

     i.   Money market funds that concentrate
     ii.  Money market funds that do not concentrate

o The 1940 Act requires every mutual fund to have a fundamental policy on industry concentration, but does not specifically define the what it means to "concentrate" or what constitutes an "industry." The SEC staff has issued helpful guidelines - a fund concentrates its investments if it invests more than 25% of its assets in any particular industry.

o    Comparison to existing policies:

     - Move from 18 varying versions of industry concentration policies depending on the type of fund to which each applies to five.

     - For many non-indexed funds there is no material difference between the proposed policy and the existing policy - For indexed funds the proposed policy would permit an index fun to concentrate "as may be necessary to approximate the composition of its target index

o The funds do not intend to change how they invest in response to the modification of the concentration policy. (deleted extra text)

SLIDE 19- 2G - PROPOSE ELIMINATING OUTDATED FUNDAMENTAL POLICIES

We propose eliminating fundamental policies that deal with:

-        Investing in illiquid securities
-        Investing in a company for the purpose of controlling its management
-        Purchasing securities on margin or selling securities short
- Investing in oil, gas, or other mineral exploration or development programs
-        Pledging, mortgaging, or hypothecating fund assets
-        Purchasing and selling put and call options and warrants
-        Engaging in arbitrage
-        Investing in unseasoned companies
-        Investing in assessable securities
- Investing in securities if certain persons associated with the fund own more than specified amounts of the same security
- Investing in securities other than municipal securities (applicable only to certain municipal bond funds)
- Engaging in transactions with certain persons associated with the fund (applicable only to Balanced Index Fund)

SLIDE 20 - VANGUARD'S VIEW: SOCIAL CONCERNS AND INVESTING

Vanguard   understands   that  people  have  a  wide   variety  of  deeply  felt
humanitarian, ethical, environmental, and social concerns, and that some may want to see their beliefs reflected in their investments.

As a fiduciary, Vanguard is required to manage our funds in the best interests of shareholders and obligated to maximize returns in order to help shareholders meet their financial goals. It would be exceedingly difficult, if not impossible, to fulfill these obligations while managing portfolios that reflect the social concerns of all of our shareholders.

We acknowledge, however, that there may be instances when it is appropriate to assess, and possibly address, certain social issues. To that end, we have established a formal procedure for all Vanguard funds for identifying and monitoring portfolio companies whose direct involvement in crimes against humanity or patterns of egregious abuses of human rights would warrant engagement or potential divestment. While ultimately our judgment on these issues and actions with respect to specific companies may differ from that of special interest groups and other institutions, we believe our approach strikes the appropriate balance between corporate responsibility and our fiduciary obligations.

Like other investment management firms, Vanguard understands that some individuals choose investments based exclusively on social matters and personal beliefs. For such investors, we have offered Vanguard FTSE Social Index Fund since 2000. This low-cost, broadly diversified fund seeks to track a benchmark that screens companies on social, human rights, and environmental criteria.

                                                     [SHIP LOGO] [VANGUARD LOGO]

VANGUARD PROXY INFORMATION

All Vanguard(R) funds will hold a Special Meeting of Shareholders on July 2, 2009, in Scottsdale, Arizona. The funds' trustees are asking shareholders to approve several proposals at the meeting. For the most part, the proposals involve updating and standardizing your funds' investment policies to allow Vanguard to serve your needs most effectively in changing market environments.


In addition, a core part of the proxy statement is a proposal to elect trustees for all Vanguard funds. Eight of the ten nominees are wholly independent of Vanguard management. The only "inside" nominees are John J. Brennan (our chairman and former chief executive officer) and F. William McNabb III (president and chief executive officer of Vanguard). Seven of the eight independent nominees already serve as Vanguard fund trustees.


Also, shareholders of certain funds are being asked to vote on a proposal submitted by one or more shareholders.

-----------------------------------------------
KEY DATES FOR THE 2009 PROXY

Record Date:            April 6, 2009
Mail Date:              April 18-30, 2009
Meeting Date:           July 2, 2009
-----------------------------------------------


PROPOSALS IN BRIEF

The trustees are recommending that shareholders of all Vanguard funds vote on a number of proposals. Not all proposals apply to each fund. The table on the reverse shows each proposal and the specific Vanguard funds to which it applies. Only shareholders of record on April 6, 2009, are entitled to vote on a fund's proposals.

VOTES NEEDED TO ELECT TRUSTEES

Shareholders of funds that are part of the same trust will elect their trustees on a joint basis. For each trust, the ten nominees receiving the highest number of affirmative votes cast at the meeting will be elected. A nominee will not be elected, however, if more votes are cast against (withhold on the proxy ballot) than for him or her.


VOTES NEEDED FOR PROPOSALS 2 AND 3

Shareholders of each fund will vote separately on each proposal applicable to that fund. For a proposal to pass for a fund, it must be approved by the lesser of (i) shares representing 67% or more of the fund's net assets voted, so long as shares representing more than 50% of the fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the fund's net assets.

PROXY SOLICITATION COSTS

Each fund will pay all costs of soliciting proxies from its shareholders, including costs relating to the printing, mailing, and tabulation of proxies. Computershare Fund Services (CFS) has been engaged to assist in the solicitation process. By voting immediately, you can help your fund avoid the considerable expense of a second proxy solicitation.

QUORUM

Each fund must achieve a quorum in order for the shareholder meeting to go forward. This means that a majority of a fund's shares (or 25% in the case of Vanguard Market Neutral Fund) must be represented at the meeting, either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). The funds will count abstentions and broker "non-votes" toward establishing a quorum, and as a vote against proposals 2 and 3. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor's behalf, indicating that the broker has not received instructions from the investor on the matter at issue.)



                                                                  (over)


------------------------------------ -----------------------------------------------------------------------------------------------
Elect trustees for each fund.        All Vanguard funds      Each fund's board of trustees  If this election is not held, the funds recommends that you vote "for" will not be able to appoint new trustees
                                                             each of the nominees.          in case of retirements or resignations.
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Update and standardize fundamental   All Vanguard funds      Each fund's board of trustees  Adopting a uniform set of fundamental
policies for each fund.*                                     recommends that you vote "for" policies for all Vanguard funds will
                                                             Proposal 2a through 2g.        greatly simplify fund administration and
                                                                                            monitoring of compliance with investment
                                                                                            policies and guidelines.
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Institute procedures to prevent      o  500 Index Fund       Each fund's board of trustees  Vanguard has a procedure for regular
holding investments in companies     o  Emerging Markets     recommends that you vote       reporting to the trustees on portfolio
that, in the judgment of the            Stock Index Fund     "against" Proposal 3.          companies whose direct involvement in
                                     o  Energy Index Fund                                   crimes against humanity or patterns of
Board, substantially contribute to   o  Equity Income Fund                                  egregious abuses of human rights would
genocide or crimes against           o  European Stock                                      warrant engagement or potential
humanity, the most egregious            Index Fund                                          divestment. Adopting the proposal would
violations of human rights           o  Explorer Fund                                       duplicate the existing procedure and is
                                     o  Extended Market Index Fund                          therefore opposed by management.
                                     o  Global Equity Fund
                                     o  Growth Index Fund
                                     o  Health Care Fund
                                     o  Intermediate-Term Tax-Exempt Fund
                                     o  International Growth Fund
                                     o  LifeStrategy Moderate Growth Fund
                                     o  Mid-Cap Index Fund
                                     o  Pacific Stock Index Fund
                                     o  Precious Metals and Mining Fund
                                     o  PRIMECAP Fund
                                     o  PRIMECAP Core Fund
                                     o  Prime Money Market Fund
                                     o  REIT Index Fund
                                     o  Short-Term Bond Index Fund
                                     o  Short-Term Treasury Fund
                                     o  Small-Cap Growth Index Fund
                                     o  STAR Fund
                                     o  Tax-Exempt Money Market Fund
                                     o  Total Bond Market Index Fund
                                     o  Total International Stock Index Fund
                                     o  Total Stock Market Index Fund
                                     o  Value Index Fund
                                     o  Windsor Fund
------------------------------------ ----------------------------------------------- ------------------------------ ----------------


* Shareholders of each fund will be asked to approve the adoption of a uniform set of fundamental policies that conform to the parameters that Congress and the SEC have established for the prudent regulation of mutual funds. The uniform fundamental policies we are proposing to adopt include only those policies that the Investment Company Act requires to be fundamental. These include policies on a) purchasing and selling real estate, b) issuing senior securities, c) borrowing money, d) making loans,
     e) purchasing and selling commodities, and f) concentrating investments in a particular industry or group of industries. This will also result in g) the elimination of many existing fundamental policies: investing in illiquid securities; investing in a company for the purpose of controlling its management; purchasing securities on margin or selling securities short; investing in oil, gas, or other mineral exploration or development programs; pledging, mortgaging, or hypothecating fund assets; purchasing and selling put and call options and warrants; engage in arbitrage; investing in unseasoned companies; investing in assessable securities; investing in securities if certain persons associated with the fund own more than specified amounts of the same security; investing in securities other than municipal securities (applicable only to certain municipal bond funds); engaging in transactions with certain persons associated with the fund (applicable only to one fund); and owning non-tax-exempt securities (applicable only to the state tax-exempt funds).